Supplement dated May 1, 2019 to the following booklets dated May 1, 2019:

Variable Fund D Variable Annuity

Securian Funds Trust Changes
*	SFT Mortgage Securities Fund merged into SFT Core Bond Fund

On November 29, 2018, a special meeting of the shareholders of the Securian Funds Trust ("SFT") was held to consider the reorganization of the SFT Mortgage Securities Fund into the SFT Core Bond Fund. At the meeting, shareholders of the SFT Mortgage Securities Fund approved an Agreement and Plan of Reorganization ("Reorganization"), pursuant to which substantially all of the assets of the SFT Mortgage Securities Fund were transferred to the SFT Core Bond Fund in exchange for shares of the SFT Core Bond Fund, and in complete liquidation of the SFT Mortgage Securities Fund. The Reorganization closed November 30, 2018. All general and specific references to the SFT Mortgage Securities Fund are hereby removed from the prospectus, summary prospectus, and statement of additional information.


Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 800-362-3141.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our customer service line at 800-362-3141. Your election to receive reports in paper will apply to all portfolio companies under your contract.